UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C . 20549

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                                   FORM 8-K/A1

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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2002

                             THE MORGAN GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         1-13586                                     22-2902315
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(Commission File Number)                   (IRS Employer Identification No.)


           2746 Old U.S. 20 West, Elkhart, Indiana        46514-1168
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            (Address of principal executive offices)      (Zip code)

        Registrant's telephone number, including area code: 574-295-2200
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This  report  amends  Items 4 and 7 of the  Registrant's  Form 8-K filed May 20,
2002, relating to change in Registrant's Certifying Accountants.

ITEM 4.  Change In Registrant's Certifying Accountant

     On May 14, 2002, The Morgan Group, Inc. (the "Company"), a Delaware corporation, dismissed Ernst & Young LLP ("Ernst & Young") as its independent auditor.

     The decision to dismiss Ernst & Young was approved by the Company's Board of Directors on May 9, 2002.

     Ernst & Young's reports on the financial statements of the Company for each of the last two years ended December 31, 2001 and 2000 were unqualified with an explanatory paragraph for an uncertainty regarding the Company's ability to continue as a going concern.

     During each of the two years ended December 31, 2001 and 2000, the first quarter ended March 31, 2002, and through the date of cessation, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the two years ended December 31, 2001 and 2000, the first quarter ended March 31, 2002, and through the date of cessation, there were no reportable events (as defined in Item 304(a) (1) (v) of Regulation S-K. A letter from Ernst & Young is attached as Exhibit to this Report.

     The Company has engaged McGladrey & Pullen, LLP as its new independent auditor, effective May 14, 2002. During the two years ended December 31, 2001 and 2000, and the interim period between January 1, 2002, and May 14, 2002, the Company did not consult with McGladrey & Pullen, LLP regarding (i) the application of principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
     (a)  Not Applicable
     (b)  Not Applicable
     (c)  Exhibits

Exhibit No.         Description of Exhibit

99.1 Letter, dated May 20, 2002, of Ernst & Young LLP regarding change in certifying accountant, as described in Form 8-K
99.2 Letter, dated May 31, 2002, of Ernst & Young LLP regarding change in certifying accountant, as described in Form 8-K/A1

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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          The Morgan Group, Inc.

                                          /s/  Darrel O. Ritchie
                                          ------------------------------
                                          Darrel O. Ritchie




Date:    May 31, 2002                     By:  Darrel O. Ritchie
                                               Controller